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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2003

Universal Access Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28559
(Commission File Number)

36-4408076
(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606
(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 660-5000

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Universal Access Global Holdings Inc. under the Securities Act of 1933.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.

99.1
Certification Pursuant to 18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002—Chief Executive Officer.

99.2
Certification Pursuant to 18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002—Chief Financial Officer.

Item 9.    Regulation FD Disclosure.

        On April 8, 2003 the Chief Executive Officer of Universal Access Global Holdings Inc. (the "Company") and the Chief Financial Officer of the Company each furnished to the Securities Exchange Commission personal certification pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"). The Act requires the Company's Form 10-K for the year ended December 31, 2002 to be accompanied by written statements in the form prescribed by Section 906 of the Act. The certifications are attached hereto as Exhibits 99.1 and 99.2. The certifications are being provided solely in furtherance of compliance with Section 906 of the Act.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2003

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
By:	/s/ RANDALL R. LAY Randall R. Lay Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
99.1	Certification Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002—Chief Executive Officer.
99.2	Certification Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002—Chief Financial Officer.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
Signatures
EXHIBIT INDEX